Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

1.
Registration Statements (Form S-3 Nos. 333-275284, 333-93481, 333-47224, 333-61460, and 333-61910) of Cerus Corporation and in the related Prospectuses,
2.
Registration Statement (Form S-8 No. 333-27097) pertaining to the 1996 Equity Incentive Plan and the Employee Stock Purchase Plan,
3.
Registration Statement (Form S-8 No. 333-74991) pertaining to the 1998 Non-Officer Stock Option Plan,
4.
Registration Statements (Form S-8 Nos. 333-84497, 333-63132, 333-92254, 333-136452 and 333-145007) pertaining to the 1999 Equity Incentive Plan,
5.
Registration Statement (Form S-8 No. 333-42588) pertaining to the 1998 Non-Officer Stock Option Plan and the 1999 Equity Incentive Plan,
6.
Registration Statements (Form S-8 Nos. 333-109170 and 333-127541) pertaining to the Employee Stock Purchase Plan and the 1999 Equity Incentive Plan,
7.
Registration Statement (Form S-8 No. 333-125043) pertaining to the 1996 Equity Incentive Plan, Employee Stock Purchase Plan, 1998 Non-Officer Stock Option Plan and the 1999 Equity Incentive Plan,
8.
Registration Statement (Form S-8 No. 333-152680) pertaining to the 1998 Non-Officer Stock Option Plan, 1999 Equity Incentive Plan and the 2008 Equity Incentive Plan,
9.
Registration Statements (Form S-8 Nos. 333-177751 and 333-192061) pertaining to the 2008 Equity Incentive Plan,
10.
Registration Statement (Form S-8 No. 333-183232) pertaining to the 1996 Employee Stock Purchase Plan and the 2008 Equity Incentive Plan,
11.
Registration Statement (Form S-8 No. 333-240491) pertaining to the 1996 Employee Stock Purchase Plan and the Amended and Restated 2008 Equity Incentive Plan,
12.
Registration Statement (Form S-8 No. 333-206231) pertaining to the Amended and Restated 1996 Employee Stock Purchase Plan and the Amended and Restated 2008 Equity Incentive Plan,
13.
Registration Statement (Form S-8 No. 333-213411) pertaining to the Cerus Corporation Inducement Plan, and
14.
Registration Statements (Form S-8 Nos. 333-219730, 333-232960, 333-258425, 333-266546, and 333-275285) pertaining to the Amended and Restated 2008 Equity Incentive Plan;

of our reports dated February 26, 2025, with respect to the consolidated financial statements of Cerus Corporation and the effectiveness of internal control over financial reporting of Cerus Corporation included in this Annual Report (Form 10-K) of Cerus Corporation for the year ended December 31, 2024.

/s/ Ernst & Young LLP

San Mateo, California

February 26, 2025